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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 21, 2002

Advanced Biotherapy, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	0-26323	95-0402415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 Topanga Canyon Boulevard, Suite 510 Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 883-6716

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Item 5. OTHER EVENTS.

     The registrant published a press release on May 20, 2002, which announced that it has a patent application pending for the exclusive use of any form of antibody to gamma interferon (IFN-g) for the treatment of Chrohn’s Disease. A copy of such press release is incorporated herein by reference and is attached as an exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Designation	Description of Exhibit

99.1	Press Release, dated May 20, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: May 20, 2002	By:	/s/Edmond Buccellato

Edmond Buccellato, President and CEO

INDEX TO EXHIBITS

Exhibit	Description

99.1	Text of Press Release, dated May 20, 2002